UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) October 7, 2010
PS BUSINESS PARKS, INC.
(Exact name of registrant as specified in its charter)

California	1-10709	95-4300881

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
701 Western Avenue, Glendale, California 91201-2397
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (818) 244-8080
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	OTHER EVENTS
On October 7, 2010, PS Business Parks, Inc. issued a press release to announce that it is calling for redemption all outstanding depositary shares representing interests in its 7.60% Cumulative Preferred Stock, Series L (NYSE:PSBPrL) on November 8, 2010 at $25.00 per share plus accrued dividends from October 1, 2010 through the date of redemption. The aggregate redemption amount, before payment of accrued dividends, to be paid to all holders of the depositary shares is $48,375,000.
A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01	FINANCIAL STATEMENT AND EXHIBITS
(d)	Exhibits

The following exhibit is being furnished with this Report:

Exhibit 99.1 — Press Release dated October 7, 2010

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: October 7, 2010	PS BUSINESS PARKS, INC.
	By:	/s/ Edward A. Stokx
Edward A. Stokx
Executive Vice President and Chief Financial Officer (Principal Financial Officer)